Summary Prospectus
May 1, 2018
Anchor Series Trust
SA Wellington Government and Quality Bond Portfolio (formerly, Government and Quality Bond Portfolio)
(Class 1, Class 2 and Class 3 Shares)
Anchor Series Trust’s Statutory Prospectus and Statement of Additional Information dated May 1, 2018, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Portfolio is offered only to the separate accounts of certain affiliated and unaffiliated life insurance companies and is not intended for use by other investors.
Before you invest, you may want to review Anchor Series Trust’s Statutory Prospectus, which contains more information about the Portfolio and its risks. You can find the Statutory Prospectus and the above-incorporated information online at www.aig.com/getprospectus. You can also get this information at no cost by calling (800) 445-7862 or by sending an e-mail request to fundprospectus@sunamerica.com.
The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Goal

The investment goal of the SA Wellington Government and Quality Bond Portfolio (formerly, Government and Quality Bond Portfolio) (the “Portfolio”) is relatively high current income, liquidity and security of principal.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.53%	0.53%	0.53%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.05%	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.58%	0.72%	0.82%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses  remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$59	$186	$324	$ 726
Class 2 Shares	74	230	401	894
Class 3 Shares	84	262	455	1,014
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 33% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio’s principal investment strategy is to invest, under normal circumstances, at least 80% of net assets in obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities and in high quality fixed income securities (rated AA– or better by S&P Global (Ratings) (“S&P”) or Aa3 or better by Moody’s Investors Service, Inc. (“Moody’s”) or its equivalent by any other nationally recognized statistical rating organization (“NRSRO”)).
The Portfolio will principally invest in fixed income securities, including U.S. Government securities, mortgage-backed securities, asset-backed securities, and high quality bonds. Corporate bonds rated lower than AA– by S&P but not lower than A– (or lower than Aa3 by Moody’s but not lower than A3), or its equivalent by another NRSRO, may comprise up to 20%

Anchor Series Trust

SA Wellington Government and Quality Bond Portfolio (formerly, Government and Quality Bond Portfolio)
of the Portfolio’s net assets. The Portfolio may use an active trading strategy to achieve its objective.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal(s) will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
U.S. Government Securities Risk. Obligations issued by agencies and instrumentalities of the U.S. Government vary in the level of support they receive from the U.S. Government. The maximum potential liability of the issuers of some U.S. Government securities held by the Portfolio may greatly exceed their current resources, including their legal right of support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the Portfolio might not be able to recover its investment from the U.S. Government.
Fixed Income Securities Risk. The Portfolio invests significantly in various types of fixed income securities. As a result, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by issuers of fixed income securities. As interest rates rise, the prices for fixed income securities typically fall, and as interest rates fall, the prices typically rise. To the extent that the Portfolio is invested in the bond market, movements in the bond market may affect its performance. In addition, individual fixed income securities selected for this Portfolio may underperform the market generally.
Credit Risk. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. An issuer held in this Portfolio may not be able to honor its financial obligations, including its obligations to the Portfolio.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-
backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect your performance.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Bloomberg Barclays U.S. Aggregate A or Better Index. Fees and expenses incurred at the contract level are not reflected in the

Anchor Series Trust

SA Wellington Government and Quality Bond Portfolio (formerly, Government and Quality Bond Portfolio)
bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 3.65% (quarter ended September 30, 2011) and the lowest return for a quarter was -3.25% (quarter ended December 31, 2016).
Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class 1 Shares	2.97%	1.57%	3.22%
Class 2 Shares	2.85%	1.44%	3.07%
Class 3 Shares	2.78%	1.35%	2.97%
Bloomberg Barclays U.S. Aggregate A or Better Index	2.94%	1.86%	3.72%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by Wellington Management Company LLP.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Michael E. Stack, CFA Senior Managing Director and Fixed Income Portfolio Manager	2014
Loren L. Moran, CFA Managing Director and Fixed Income Portfolio Manager	2018
Purchases and Sales of Portfolio Shares

Shares of the Portfolio may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies. Shares of the Portfolio may be purchased and redeemed each day the New York Stock Exchange is open at the Portfolio’s net asset value determined after receipt of a request in good order.
The Portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums. Please consult the prospectus (or other offering documents) for your Variable Contract which may contain additional information about purchase and redemptions of the Portfolio’s shares. Please consult the prospectus (or other offering document) for your Variable Contract which may contain additional information about purchase and redemptions of the Portfolio’s shares. Contract holders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.
Tax Information

The Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends and the separate accounts that receive the dividends are not subject to tax. However contract holders may be subject to U.S. federal income tax (and a U.S. federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from the Variable Contract.
Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for the Variable Contracts. The Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.
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Anchor Series Trust

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